  Exhibit 99.1

ENGlobal Announces $20 Million Registered Direct Offering Priced At-the-Market Under Nasdaq Rules

HOUSTON, TX, June 2, 2021 -- ENGlobal Corporation (NASDAQ: ENG) (“ENGlobal” or the “Company”), a leading provider of complete project solutions for renewable and traditional energy, today announced it has entered into a securities purchase agreement with institutional investors for the purchase and sale of 7,142,859 shares of its common stock at a purchase price of $2.80 per share in a registered direct offering priced at-the-market under Nasdaq rules. The closing of the offering is expected to occur on or about June 4, 2021, subject to the satisfaction of customary closing conditions.

A.G.P./Alliance Global Partners is acting as sole placement agent for the offering.

This offering is being made pursuant to an effective shelf registration statement on Form S-3 (File No. 333-252572) previously filed with the U.S. Securities and Exchange Commission (the “SEC”). A prospectus supplement describing the terms of the proposed offering will be filed with the SEC and will be available on the SEC’s website located at http://www.sec.gov. Electronic copies of the prospectus supplement may be obtained, when available, from A.G.P./Alliance Global Partners, 590 Madison Avenue, 28th Floor, New York, NY 10022, or by telephone at (212) 624-2060, or by email at prospectus@allianceg.com. Before investing in this offering, interested parties should read in their entirety the prospectus supplement and the accompanying prospectus and the other documents that the Company has filed with the SEC that are incorporated by reference in such prospectus supplement and the accompanying prospectus, which provide more information about the Company and such offering.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About ENGlobal

ENGlobal (NASDAQ:ENG) is a leading provider of complete project solutions for renewable and traditional energy throughout the United States and internationally. ENGlobal operates through two business segments: Commercial and Government Services. Further information about the Company and its businesses is available at www.ENGlobal.com.

Forward Looking Statements
This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act, as amended, including those relating to the timing and completion of the proposed offering and other statement that are predictive in nature. These statements may be identified by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events and involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by the forward-looking statements. Such factors include the risk factors set forth in the Company’s filings with the SEC, including, without limitation, its Annual Report on Form 10-K for the year ended December 26, 2020, and its subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as the risks identified in the shelf registration statement and the prospectus supplement relating to the offering. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

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CONTACT:
Mark A. Hess
Phone: (281) 878-1000
E-mail: ir@ENGlobal.com

Market Makers - Investor Relations
Jimmy Caplan
512-329-9505
Email: jimmycaplan@me.com

Market Makers - Media Relations
Rick Eisenberg
212-496-6828
Email: eiscom@msn.com